                                                                    EXHIBIT 99.2

                                VOTING AGREEMENT


        VOTING AGREEMENT (the "Agreement"), dated as of March 8, 2001, between the undersigned stockholder (the "Stockholder") of Data Dimensions, Inc., a Delaware corporation (the "Company"), and Lionbridge Technologies, Inc., a Delaware corporation ("Buyer").

        WHEREAS, concurrently with the execution of this Agreement, the Company, Buyer and Diamond Acquisition Corp., a wholly owned subsidiary of Buyer ("Sub"), have entered into an Agreement and Plan of Reorganization (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger (the "Merger") of Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement; and

        WHEREAS, upon consummation of the Merger, the stockholders of the Company will receive a number of shares of common stock, par value $.01 per share, of Buyer ("Buyer Common Stock") for each share of capital stock of the Company owned by them.

        WHEREAS, the Stockholder owns of record and beneficially shares of capital stock of the Company as set forth on Schedule I hereto (the "Shares"); and

        WHEREAS, in order to induce Buyer to enter into the Merger Agreement, the Stockholder has agreed, upon the terms and subject to the conditions set forth herein, to vote the Shares and to deliver an irrevocable proxy to Buyer to vote the Shares at a meeting of the Company's stockholders, in favor of approval and adoption of the Merger Agreement and the Merger.

        NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. Agreement to Vote Shares. The Stockholder agrees during the term of this Agreement to vote the Shares, in person or by proxy, in favor of approval and adoption of the Merger Agreement and the Merger at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof. The Stockholder agrees to deliver to Buyer upon request prior to any vote contemplated by the previous sentence a proxy substantially in the form attached hereto as Annex A (a "Proxy"), which Proxy shall be irrevocable during the term of this Agreement to the extent permitted under Delaware law, and Buyer agrees to vote the Shares subject to such Proxy in favor of approval and adoption of the Merger Agreement and the Merger.

        If, at any time prior to the expiration of this Agreement, Stockholder, or a representative of Stockholder, is a member of the Board of Directors of the Company or an officer of the Company, subject to the Merger Agreement, nothing in this Agreement shall limit or restrict such director or officer from (i) acting in his capacity as a director or officer, as the case may be, of the Company and (ii) exercising his fiduciary duties and responsibilities. It is understood that this Agreement shall apply to the Stockholder solely in its capacity as a stockholder and shall not apply to the director's or officer's actions, judgments or decisions as a director or officer of the Company.

        2. No Voting Trusts. The Stockholder agrees that the Stockholder will not, nor will the Stockholder permit any entity under the Stockholder's control to, deposit any of the Shares in a voting trust or subject any of its Shares to any arrangement with respect to the voting of the Shares inconsistent with this Agreement.

        3. Limitation on Dispositions and Proxies. During the term of this Agreement, the Stockholder agrees not to sell, pledge, assign, encumber, dispose of or otherwise transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) ("transfer") any of the Shares or any New Shares (as defined below), or to make any offer or agreement relating thereto at any time prior to the expiration of this Agreement. The foregoing restrictions shall not prohibit a transfer of Shares or New Shares to a trust for the benefit of the Stockholder or a transfer of Shares or New Shares upon the death of the Stockholder, provided, however, that any transferee with respect to such transfer shall, as a precondition to such transfer, agree in a writing delivered to Buyer, to be bound by the terms and conditions of this Agreement. The Stockholder agrees that any share of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement shall be subject to the terms and conditions of this Agreement to the same extent as if such shares constituted Shares.

        4. Specific Performance. Each party acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, the other party will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

        5. Term of Agreement; Termination. Subject to Section 9(e), the term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time (as such term is defined in the Merger Agreement), (ii) the date on which the Merger Agreement is terminated in accordance with its terms and (iii) the date on which the Company's Board of Directors withdraws its recommendation, in accordance with the terms of Section 7.1(d) of the Merger Agreement, to the Company's stockholders to vote in favor of adoption of the Merger Agreement and approval of the Merger. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

        6. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to Buyer that, as of the date hereof, (a) such Stockholder has full legal power and


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authority to execute and deliver this Agreement and the Proxy, and (b) the
Shares are free and clear of all proxies.

        7. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

        8. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission (with confirmation) and on the next business day when sent by a reputable, national overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               If to Buyer:         Lionbridge Technologies, Inc.
                                    950 Winter Street
                                    Waltham, MA 02451
                                    Attn:  Margaret A. Shukur, Esq.
                                    Fax No.: (781) 434-6034

               With a copy to:      Testa, Hurwitz & Thibeault, LLP
                                    125 High Street
                                    Boston, MA  02110
                                    Attn:   Kenneth J. Gordon, Esq.
                                    Fax No.: (617) 248-7100

               If to Stockholder:
                                    -----------------------

                                    -----------------------

                                    -----------------------

                                    -----------------------

               With a copy to:      Garvey, Schubert & Barer
                                    1191 Second Avenue, Suite 1800
                                    Seattle, WA 98101
                                    Attn:  Bruce A. Robertson, Esq.
                                    Fax No.: (206) 464-0125

        9. Miscellaneous.

        (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of law principles.


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        (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement shall not be affected.

        (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        (d) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

        (e) The obligations of the Stockholder set forth in this Agreement shall not be effective or binding upon the Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Buyer and Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.

                                  BUYER:

                                  LIONBRIDGE TECHNOLOGIES, INC.


                                  By:
                                     --------------------------------------
                                               Rory J. Cowan
                                               Chief Executive Officer


                                  STOCKHOLDER:


                                  -----------------------------------------
                                  Name


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
                                   SCHEDULE I


                                                  Number of shares of Company Common Stock, par
              Name of Stockholder                             value $.001 per share
---------------------------------------------     ---------------------------------------------



                                                                         ANNEX A

                                  FORM OF PROXY

        The undersigned, for consideration received, hereby appoints Lionbridge Technologies, Inc., a Delaware corporation ("Buyer"), its proxy to vote the shares of capital stock (the "Shares") of Data Dimensions, Inc., a Delaware corporation (the "Company"), owned by the undersigned and described in the Voting Agreement referred to below and which the undersigned is entitled to vote at any meeting of stockholders of the Company, and at any adjournment thereof, to be held for the purpose of considering and voting upon a proposal to approve and adopt the Agreement and Plan of Reorganization, dated as of March 8, 2001 (the "Merger Agreement"), by and among the Company, Buyer and a wholly owned subsidiary of Buyer ("Sub"), providing for the merger (the "Merger") of Sub with and into the Company, FOR the Merger Agreement and the Merger. This proxy is subject to the terms of the Voting Agreement, is coupled with an interest and revokes all prior proxies granted by the undersigned with respect to such Shares, is irrevocable and shall terminate and be of no further force and effect automatically at such time as the Voting Agreement, dated as of March 8,2001 between the undersigned and Buyer, a copy of such Agreement being attached hereto, terminates in accordance with its terms.

                                       Dated
                                             ----------------


                                       --------------------------------------
                                       (Signature)

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------